TRADE AND OTHER RECEIVABLES (Schedule of Trade and Other Receivables) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Trade and other current receivables [abstract]
Trade receivables, net of impairment losses	$ 10,698	$ 12,620
Prepayments	2,036	1,932
Contract assets	525	739
Value added tax	43	43
Finance lease receivable	119	86
Consideration due from sale of business	373	0
Other receivables	107	0
Grant receivable	0	333
Total and other receivables	$ 13,901	$ 15,753